                                                                     Exhibit 5.1







              [FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LETTERHEAD]





                                                                    212-859-8000
                                                             (FAX: 212-859-4000)

December 29, 1999

Allied Waste Industries, Inc.
Allied Waste North America, Inc.
Subsidiary Guarantors Listed on Schedule A hereto
15880 North Greenway-Hayden Loop, Suite 100
Scottsdale, Arizona  85260

Ladies and Gentlemen:


         We are acting as special counsel to Allied Waste Industries, Inc., a Delaware corporation ("Allied"), its wholly-owned subsidiary, Allied Waste North America, Inc., a Delaware corporation (the "Company"), and each of the subsidiaries of the Company listed on Schedule A hereto (the "Subsidiary Guarantors") in connection with the Registration Statement on Form S-4 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the proposed exchange of up to $2,000,000,000 in principal amount of the Company's 10 % Series B Senior Subordinated Notes due 2009 (the "New Notes"), for a like principal amount of the Company's issued and outstanding 10 % Series A Senior Subordinated Notes due 2009 (the "Old Notes") pursuant to the Indenture, dated July 30, 1999, as supplemented by the Series Supplement Indenture, dated July 30, 1999, (the "Indenture"), between the Company and U.S. Bank Trust National Association (the "Trustee"). Pursuant to the Indenture, the Old Notes are, and the New Notes will be, unconditionally guaranteed, jointly and severally, on a senior subordinated basis, as to the payment of principal, premium, if any, and interest by Allied and the Subsidiary Guarantors (the "Senior Guarantees"). Additionally, the Subsidiary Guarantors' obligations under the Senior Guarantees are unconditionally guaranteed on a senior subordinated basis, by Allied (the "Allied Senior Guarantee", and, together with the Senior Guarantees, the "Guarantees").


         All capitalized terms used herein that are defined in, or by reference in, the Registration Statement have the meanings assigned to such terms therein or by reference

December 29, 1999

Allied Waste Industries, Inc.
Allied Waste North America, Inc.
Subsidiary Guarantors Listed on Schedule A hereto


therein, unless otherwise defined herein. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

         In connection with this opinion, we have (i) investigated such questions of law, (ii) examined originals or certified, conformed or reproduction copies of such agreements, instruments (including the Letter of Transmittal), documents and records of the Company, such certificates of public officials and such other documents (collectively, the "Documents"), and (iii) received such information from officers and representatives of the Company as we have deemed necessary or appropriate for the purposes of this opinion.

         In all such examinations, we have assumed the legal capacity of all natural persons executing Documents, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified documents of all copies submitted to us as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein, we have relied upon, and assume the accuracy of, representations and warranties contained in the Documents and certificates and oral or written statements and other information of or from representatives of the Company and others and assume compliance on the part of all parties to the Documents with their covenants and agreements contained therein.


         To the extent it may be relevant to the opinions expressed herein, we have assumed that the parties to the Documents other than the Company have the power and authority to enter into and perform such documents and to consummate the transactions contemplated thereby, that the Documents have been duly authorized, executed and delivered by, and constitute legal, valid and binding obligations of such parties enforceable against such parties in accordance with their terms, and that such parties will comply with all of their obligations under the Documents and all laws applicable thereto. Additionally, we have assumed that the Guarantees have been issued for fair consideration.


         Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

                  (1) When the Registration Statement has become effective under the Securities Act, the New Notes have been executed by the Company and duly authenticated by the Trustee and delivered in exchange for the Old Notes in accordance with the terms of the Indenture, the New Notes will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture.

                  (2) When the Registration Statement has become effective under the Securities Act, the Senior Guarantees and the Allied Senior Guarantee have been endorsed on

December 29, 1999

Allied Waste Industries, Inc.
Allied Waste North America, Inc.
Subsidiary Guarantors Listed on Schedule A hereto

         the New Notes, the New Notes have been duly executed and authenticated and delivered in exchange for the Old Notes in accordance with the terms of the Indenture, the Guarantees will constitute valid and binding obligations of Allied and the Subsidiary Guarantors, as the case may be, and the Allied Senior Guarantee will constitute a valid and binding obligation of Allied.

                  The opinions set forth above are subject to the following qualifications:

         (A) We express no opinion as to the validity, binding effect or enforceability of any provision of the New Notes, the Guarantees or the
Indenture:

                  (i) relating to indemnification, contribution or exculpation
         (I) in connection with violations of any applicable laws, statutory duties or public policy, or (II) in connection with willful, reckless or unlawful acts or gross negligence of the indemnified or exculpated party or the party receiving contribution, or (III) under circumstances involving the negligence of the indemnified or exculpated party or the party receiving contribution in which a court might determine the provision to be unfair or insufficiently explicit;

                  (ii) relating to (I) forum selection or submission to jurisdiction (including, without limitation, any waiver of any objection to venue in any court or of any objection that a court is an inconvenient forum) to the extent that the validity, binding effect or enforceability of any such provision is to be determined by any court other than a court of the State of New York, or (II) choice of governing law to the extent that the validity, binding effect or enforceability of any such provision is to be determined by any court other than a court of the State of New York applying the choice of law principles of the State of New York;

                  (iii) specifying that provisions thereof may be waived only in writing, to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created that modifies any such provision;

                  (iv) requiring or relating to payment of interest (or discount or equivalent amounts) or any premium or payment at a rate or in an amount, after the maturity or after or upon acceleration of the respective liabilities evidenced thereby, or upon prepayment, that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or a forfeiture;

                  (v) relating to any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (all of the foregoing, collectively, a

December 29, 1999

Allied Waste Industries, Inc.
Allied Waste North America, Inc.
Subsidiary Guarantors Listed on Schedule A hereto


         "Waiver") by the Company under any of the New Notes, the Guarantees or the Indenture to the extent limited by section 1-102(3) of the UCC or other provisions of applicable law (including judicial decisions), or to the extent that such a Waiver applies to a right, claim, duty, defense or ground for discharge otherwise existing or occurring as a matter of law (including judicial decisions), except to the extent that such a Waiver is effective under, and is not prohibited by or void or invalid under provisions of applicable law (including judicial decisions); and

                  (vi) purporting to give any person or entity the power to accelerate obligations without any notice to the obligor.


      (B) Our opinions above are subject to the following:

                  (i) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally;

                  (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity; and

                  (iii) our opinion is subject to the effect of, and we express no opinion with respect to, the application or compliance with state securities or Blue Sky laws.

                  We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the references to this firm under the captions "Validity of the New Notes" in the Prospectus forming a part of the Registration Statement. In giving these consents, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

                  The opinions expressed herein are limited to the federal laws of the United States of America, the laws of the State of New York and, to the extent relevant to the opinion expressed herein, the Delaware General Corporation Law, as currently in effect. The opinion given in paragraph 2 above, is based solely upon an examination of the applicable state corporate laws, limited liability companies acts and partnership acts for the respective states of organization of the Subsidiary Guarantors listed on Schedule A hereto, as reported in standard compilations, and excludes any review of any decisions interpreting or commenting on any of these sections or any other review. The opinions expressed herein are given as of the date hereof, and we undertake no obligation to supplement this letter if any applicable laws change after the date hereof or if we become aware of any facts that might change the opinions expressed herein after the date hereof or for any other reason.

December 29, 1999

Allied Waste Industries, Inc.
Allied Waste North America, Inc.
Subsidiary Guarantors Listed on Schedule A hereto

                  The opinions expressed herein are solely for the benefit of the Company, Allied, the Subsidiary Guarantors and U.S. Bank Trust National Association, as trustee under each of the Indentures (who may rely on this letter as though it were an addressee) and may not be relied upon in any manner or for any purpose by any other person and may not be quoted in whole or in part without our prior written consent.


                           Very truly yours,


                           FRIED, FRANK, HARRIS, SHRIVER & JACOBSON



                                        /s/ Peter Golden
                           By:_________________________________________
                                            Peter Golden

                                   SCHEDULE A

                                   Guarantors

                                Parent Guarantor

NAME OF PARENT GUARANTOR                                     STATE OF ORGANIZATION
-----------------------------------------------------------------------------------
Allied Waste Industries, Inc.                                Delaware

                              Subsidiary Guarantors


NAME OF SUBSIDIARY GUARANTOR                                                  STATE OF ORGANIZATION
---------------------------------------------------------------------------------------------------
A-1 Service, Inc.                                                             Iowa
Aaro Waste Paper Company                                                      Michigan
AAWI, Inc.                                                                    Texas
Able Sanitation, Inc.                                                         Michigan
Adrian Landfill, Inc.                                                         Michigan
ADS, Inc.                                                                     Oklahoma
ADS of Illinois, Inc.                                                         Illinois
Affordable Dumpsters, Inc                                                     Illinois
Alabama Recycling Services, Inc.                                              Alabama
Alaska Street Associates, Inc.                                                Washington
Allied Acquisition Pennsylvania, Inc.                                         Pennsylvania
Allied Acquisition Two, Inc.                                                  Massachusetts
Allied Cartage, Inc.                                                          Massachusetts
Allied Enviro Engineering, Inc. (TX corp.)                                    Texas
Allied Enviroengineering, Inc. (DE corp.)                                     Delaware
Allied Gas Recovery Systems, L.L.C.                                           Delaware
Allied Nova Scotia, Inc.                                                      Delaware
Allied Services, LLC                                                          Delaware
Allied Waste Alabama, Inc.                                                    Delaware
Allied Waste Company, Inc.                                                    Delaware
Allied Waste Hauling of Georgia, Inc.                                         Georgia
Allied Waste Holdings (Canada) Ltd.                                           Delaware
Allied Waste Industries (Arizona), Inc.                                       Arizona
Allied Waste Industries (New Mexico), Inc.                                    New Mexico
Allied Waste Industries of Georgia, Inc.                                      Georgia
Allied Waste Industries of Illinois, Inc.                                     Illinois
Allied Waste Industries of Northwest Indiana, Inc.                            Indiana
Allied Waste Industries of Tennessee, Inc.                                    Tennessee
Allied Waste Industries (Southwest), Inc.                                     Arizona
Allied Waste Landfill Holdings, Inc.                                          Delaware
Allied Waste of California, Inc.                                              California
Allied Waste of Long Island, Inc.                                             New York
Allied Waste of New Jersey, Inc.                                              New Jersey
Allied Waste of New Jersey, LLC                                               Delaware
Allied Waste Rural Sanitation, Inc.                                           Delaware
Allied Waste Services, Inc. (TX corp.)                                        Texas

Allied Waste Services, Inc. (MA corp.)                                        Massachusetts
Allied Waste Sycamore Landfill, LLC                                           Delaware
Allied Waste Systems Holdings, Inc.                                           Delaware
Allied Waste Systems, Inc. (DE corp.)                                         Delaware
Allied Waste Systems, Inc. (Ohio corp.)                                       Ohio
Allied Waste Systems (Texas) Inc.                                             Texas
Allied Waste Transportation, Inc.                                             Delaware
Americal Co.                                                                  Michigan
American Disposal Services, Inc.                                              Delaware
American Disposal Services of Illinois, Inc.                                  Delaware
American Disposal Services of Kansas, Inc.                                    Kansas
American Disposal Services of Missouri, Inc.                                  Oklahoma
American Disposal Services of New Jersey, Inc.                                Delaware
American Disposal Services of West Virginia, Inc.                             Delaware
American Disposal Transfer Services of Illinois, Inc.                         Delaware
American Materials Recycling Corp.                                            New Jersey
American Transfer Company, Inc.                                               New York
Anderson Regional Landfill, LLC                                               Delaware
Anson County Landfill NC, LLC                                                 Delaware
Apache Junction Landfill Corporation                                          Arizona
Area Disposal, Inc.                                                           Illinois
Attwoods of North America, Inc.                                               Delaware
Automated Modular Systems, Inc.                                               New Jersey
Autoshred, Inc.                                                               Missouri
AWIN Leasing Company, Inc.                                                    Delaware
AWIN Management, Inc.                                                         Delaware
B & L Waste Handling, Inc.                                                    Rhode Island
Beattie's Rubbish Disposal, Inc.                                              Massachusetts
Belleville Landfill, Inc.                                                     Missouri
BFI Atlantic, Inc.                                                            Delaware
BFI Energy Systems of Albany, Inc.                                            Delaware
BFI Energy Systems of Boston, Inc.                                            Massachusetts
BFI Energy Systems of Delaware County, Inc.                                   Delaware
BFI Energy Systems of Essex County, Inc.                                      New Jersey
BFI Energy Systems of Hempstead, Inc.                                         Delaware
BFI Energy Systems of Niagra, Inc.                                            Delaware
BFI Energy Systems of Niagra II, Inc.                                         Delaware
BFI Energy Systems of Plymouth, Inc.                                          Delaware
BFI Energy Systems of SEMASS, Inc.                                            Delaware
BFI Energy Systems of Southeastern Connecticut, Inc.                          Delaware
BFI International, Inc.                                                       Delaware
BFI Properties, Inc.                                                          Texas
BFI Ref-Fuel, Inc.                                                            Delaware
BFI Services Group, Inc.                                                      California
BFI Transfer Systems of New Jersey, Inc.                                      New Jersey
BFI Trans River (GP), Inc.                                                    Delaware

BFI Trans River (LP), Inc.                                                    Delaware
BFI Waste Systems of New Jersey, Inc.                                         New Jersey
BFI Waste Systems of North America, Inc.                                      Delaware
Blue Ridge Landfill General Partnership                                       Kentucky
Borrego Landfill, Inc.                                                        California
Bowers Phase II, Inc.                                                         Ohio
Brickyard Disposal & Recycling, Inc.                                          Illinois
Bridgeton Landfill, LLC                                                       Delaware
Browning-Ferris Financial Services, Inc.                                      Delaware
Browning-Ferris, Inc.                                                         Maryland
Browning-Ferris Industries Asia Pacific, Inc.                                 Delaware
Browning-Ferris Industries Chemical Services, Inc.                            Nevada
Browning-Ferris Industries Europe, Inc.                                       Delaware
Browning-Ferris Industries, Inc. (DE Corp.)                                   Delaware
Browning-Ferris Industries, Inc. (MA Corp.)                                   Massachusetts
Browning-Ferris Industries of California, Inc.                                California
Browning-Ferris Industries of Florida, Inc.                                   Delaware
Browning-Ferris Industries of Hawaii, Inc.                                    Delaware
Browning-Ferris Industries of Illinois, Inc.                                  Delaware
Browning-Ferris Industries of Milwaukee, Inc.                                 Wisconsin
Browning-Ferris Industries of New Jersey, Inc.                                New Jersey
Browning-Ferris Industries of New York, Inc.                                  New York
Browning-Ferris Industries of Ohio, Inc.                                      Delaware
Browning-Ferris Industries of Tennessee, Inc.                                 Tennessee
Browning-Ferris Services, Inc.                                                Delaware
Brundidge Landfill, LLC                                                       Delaware
Brunswick Waste Management Facility, LLC                                      Delaware
Butler County Landfill, LLC                                                   Delaware
Camelot Landfill TX, LP                                                       Delaware
CCAI, Inc.                                                                    Washington
CC Landfill, Inc.                                                             Delaware
CDF Consolidated Corporation                                                  Illinois
CECOS International, Inc.                                                     New York
Celina Landfill, Inc.                                                         Ohio
Central Sanitary Landfill, Inc.                                               Michigan
Chambers Development of North Carolina, Inc.                                  North Carolina
Champion Recycling, Inc.                                                      New York
Charter Evaporation Resource Recovery Systems                                 California
Cherokee Run Landfill, Inc.                                                   Ohio
Chicago Disposal, Inc.                                                        Illinois
Chilton Landfill, LLC                                                         Delaware
Citizens Disposal, Inc.                                                       Michigan
City Garbage, Inc.                                                            Texas
City-Star Services, Inc.                                                      Michigan
Clarkston Disposal, Inc.                                                      Michigan
Clinton Disposal Co.                                                          Iowa

Cocopah Landfill, Inc.                                                        Delaware
Community Refuse Disposal, Inc.                                               Nebraska
Consolidated Processing, Inc.                                                 Illinois
Containerized, Inc. of Texas                                                  Texas
Copper Mountain Landfill, Inc.                                                Delaware
County Disposal, Inc.                                                         Delaware
County Disposal (Ohio), Inc.                                                  Delaware
County Landfill, Inc.                                                         Delaware
County Line Landfill Partnership                                              Indiana
Courtney Ridge Landfill, LLC                                                  Delaware
Cousins Carting Corp.                                                         New York
Crow Landfill TX, L.P.                                                        Delaware
D & D Garage Services, Inc.                                                   Illinois
D & L Disposal, L.L.C.                                                        Delaware
DeFeo Enterprises, Inc.                                                       Connecticut
Delta Container Corporation                                                   California
Delta Paper Stock Co.                                                         California
Dinverno, Inc.                                                                Michigan
Dinverno Recycling, Inc.                                                      Michigan
Douglas County Disposal, Inc.                                                 Colorado
Draw Acquisition Company Twenty Three                                         Delaware
Draw Enterprises II, Inc.                                                     Illinois
Draw Enterprises Real Estate, Inc.                                            Illinois
Draw Enterprises Real Estate, L.P.                                            Illinois
Duncan Disposal Service, Inc.                                                 Michigan
Eagle Industries Leasing, Inc.                                                Michigan
East Coast Waste Systems, Inc.                                                Massachusetts
ECDC Environmental, L.C.                                                      Utah
ECDC Holdings, Inc.                                                           Delaware
Ellis County Landfill TX, L.P.                                                Delaware
Ellis Scott Landfill MO, LLC                                                  Delaware
Elmhurst Disposal Company                                                     Illinois
Enviro Carting, Inc.                                                          New York
Environmental Development Corporation (DE)                                    Delaware
Environmental Reclamation Company                                             Illinois
Environtech, Inc.                                                             Delaware
Enviro Recycling Corp.                                                        New York
Envotech-Illinois, L.L.C.                                                     Delaware
EOS Environmental, Inc.                                                       Texas
Evergreen Scavenger Service, Inc.                                             Delaware
Evergreen Scavenger Service, L.L.C.                                           Delaware
F.P. McNamara Rubbish Removal, Inc.                                           Massachusetts
Forest View Landfill, LLC                                                     Delaware
Fort Worth Landfill TX, LP                                                    Delaware
Forward, Inc.                                                                 California
Fred Barbara Trucking Co., Inc.                                               Illinois



G. Van Dyken Disposal Inc.                                                    Michigan
Garofalo Brothers, Inc.                                                       New Jersey
Garofalo Recycling and Transfer Station Co., Inc.                             New Jersey
Gary Recycling Services, Inc.                                                 Indiana
General Refuse Rolloff Corp.                                                  Delaware
Georgia Recycling Services, Inc.                                              Delaware
Giordano Recycling Corp.                                                      New Jersey
Golden Eagle Disposals, Inc.                                                  New York
Golden Waste Disposal, Inc.                                                   Georgia
Great Lakes Disposal Services, Inc.                                           Delaware
Great Midwestern Recovery Systems, Inc.                                       Illinois
Great Plains Landfill OK, LLC                                                 Delaware
Green Valley Landfill General Partnership                                     Kentucky
Harland's Sanitary Landfill, Inc.                                             Michigan
Hawkeye Disposal Services, Inc.                                               Iowa
Houston Towers TX, LP                                                         Delaware
Illiana Disposal Partnership                                                  Indiana
Illinois Bulk Handlers, Inc.                                                  Illinois
Illinois Landfill, Inc.                                                       Illinois
Illinois Recycling Services, Inc.                                             Illinois
Imperial Landfill, Inc.                                                       California
Independent Trucking Company                                                  California
Indiana Recycling Services, Incorporated                                      Indiana
Industrial Services of Illinois, Inc.                                         Illinois
Ingrum Waste Disposal, Inc.                                                   Illinois
International Disposal Corp. of California                                    California
Jefferson City Landfill, LLC                                                  Delaware
Joe Di Rese & Sons, Inc.                                                      New Jersey
Keller Canyon Landfill Company                                                California
Key Waste Indiana Partnership                                                 Indiana
Lake Norman Landfill, Inc.                                                    North Carolina
Lake Shore Distributions, Inc.                                                Illinois
Lathrop Sunrise Sanitation Corporation                                        California
Lee County Landfill, Inc.                                                     Illinois
Lee County Landfill SC, LLC                                                   Delaware
Lemons Landfill, LLC                                                          Delaware
Liberty Waste Holdings, Inc.                                                  Delaware
Liberty Waste Services Limited, L.L.C.                                        Delaware
Liberty Waste Services of Illinois, L.L.C.                                    Illinois
Liberty Waste Services of McCook, L.L.C.                                      Delaware
Loop Express, Inc.                                                            Illinois
Loop Recycling, Inc.                                                          Illinois
Loop Transfer, Incorporated                                                   Illinois
Louis Pinto & Son, Inc., Sanitation Contractors                               New Jersey
Mars Road TX, LP                                                              Delaware
Maui Disposal Co., Inc.                                                       Hawaii
MCM Sanitation, Inc.                                                          New York

Medical Disposal Services, Inc.                                               Illinois
Mesa Disposal, Inc.                                                           Arizona
Mesquite Landfill TX, LP                                                      Delaware
Metro Enviro Transfer, LLC                                                    Delaware
Metropolitan Disposal, Inc.                                                   Massachusetts
Mississippi Waste Paper Company                                               Mississippi
MJS Associates, Inc.                                                          Washington
Monarch Disposal, Inc.                                                        Illinois
Moorhead Landfill General Partnership                                         Kentucky
NationsWaste Catawba Regional Landfill, Inc.                                  South Carolina
NationsWaste, Inc.                                                            Delaware
Newco Waste Systems of New Jersey, Inc.                                       New Jersey
New Morgan Landfill Company, Inc.                                             Pennsylvania
Newton County Landfill Partnership                                            Indiana
New York Waste Services, Inc.                                                 New York
Nimishillen Industrial Park, Inc.                                             Ohio
Northeast Landfill, LLC                                                       Delaware
Northeast Sanitary Landfill, Inc.                                             South Carolina
Northwest Recycling, Inc.                                                     Illinois
Northwest Waste Industries, Inc.                                              Washington
Oakland Heights Development, Inc.                                             Michigan
Oklahoma City Landfill, LLC                                                   Oklahoma
Oklahoma Refuse, Inc.                                                         Oklahoma
Organized Sanitary Collectors and Recyclers, Inc.                             Nebraska
Oscar's Collection System of Fremont, Inc.                                    Nebraska
Otay Landfill, Inc.                                                           California
Ottawa County Landfill, Inc.                                                  Delaware
Packerton Land Company, L.L.C.                                                Delaware
Packman, Inc.                                                                 Kansas
Palomar Transfer Station, Inc.                                                California
Paper Fibers, Inc.                                                            Washington
Paper Fibres Company                                                          Washington
Piedmont Trash Services, Inc.                                                 Virginia
Pima Environmental Services, Inc.                                             Arizona
Pinal County Landfill Corporation                                             Arizona
Pinecrest Landfill OK, LLC                                                    Delaware
Pinehill Farms TX, LP                                                         Delaware
Pittsburg County Landfill, Inc.                                               Oklahoma
Pleasant Oaks Landfill TX, LP                                                 Delaware
PM Recycling, Inc.                                                            Connecticut
Price & Sons Recycling Company                                                Georgia
R. 18, Inc.                                                                   Illinois
R.C. Miller Enterprises, Inc.                                                 Ohio
R.C. Miller Refuse Service, Inc.                                              Ohio
Rabanco, Ltd.                                                                 Washington
Rabanco Companies                                                             Washington
Rabanco Connections International, Inc.                                       Washington
Rabanco Intermodal/B.C., Inc.                                                 Washington

Rabanco Recycling, Inc.                                                       Washington
Rabanco Regional Landfill Company                                             Washington
Ramona Landfill, Inc.                                                         California
RCS, Inc.                                                                     Illinois
Recycle Seattle II                                                            Washington
Recycling Associates, Inc.                                                    New York
Refuse Service, Inc.                                                          Missouri
Regional Disposal Company                                                     Washington
Reliable Rubbish Disposal, Inc.                                               Massachusetts
Resource Recovery, Inc.                                                       Kansas
Ridgeline Trucking, Inc.                                                      Illinois
Risk Services, Inc.                                                           Delaware
Ross Bros. Waste & Recycling Co.                                              Ohio
Roxana Landfill, Inc.                                                         Illinois
Royal Holdings, Inc.                                                          Michigan
Royal Oaks Landfill TX, LP                                                    Delaware
Rural Sanitation Service, Inc. of North Carolina                              South Carolina
S & L, Inc.                                                                   Washington
S & S Environmental, Inc.                                                     Michigan
S & S Recycling, Inc.                                                         Georgia
Saline County Landfill, Inc.                                                  Illinois
Sangamon Valley Landfill, Inc.                                                Delaware
Sanitary Disposal Service, Inc.                                               Michigan
Sanitran, Inc.                                                                New York
San Marcos NCRRF, Inc.                                                        California
Saugus Disposal, Inc.                                                         Massachusetts
Sauk Trail Development, Inc.                                                  Michigan
Seattle Disposal Company, Inc.                                                Washington
Selas Enterprises Ltd.                                                        New York
Show-Me Landfill, LLC                                                         Delaware
Shred-All Recycling Systems, Inc.                                             Illinois
South Chicago Disposal, Inc. of Indiana                                       Indiana
Southeast Landfill, LLC                                                       Delaware
Southwest Waste, Inc.                                                         Missouri
SSWI, Inc.                                                                    Washington
Standard Disposal Services, Inc.                                              Michigan
Standard Environmental Services, Inc.                                         Michigan
Standard Waste, Inc.                                                          Delaware
Stark Recycling Center, Inc.                                                  Ohio
Streator Area Landfill, Inc.                                                  Illinois
Suburban Transfer, Inc.                                                       Illinois
Suburban Warehouse, Inc.                                                      Illinois
Sunrise Sanitation Service, Inc.                                              California
Sunset Disposal, Inc.                                                         Kansas
Sunset Disposal Service, Inc.                                                 California
Sun Valley Environmental Services, Inc.                                       Arizona
Super Services Waste Management, Inc.                                         Arizona

Sycamore Landfill, Inc.                                                       California
T & G Container, Inc.                                                         Indiana
Tate's Transfer Systems, Inc.                                                 Missouri
Taylor Ridge Landfill, Inc.                                                   Delaware
Tennessee Union County Landfill, Inc.                                         Delaware
Tom Luciano's Disposal Service, Inc.                                          New Jersey
Top Disposal Service, Inc.                                                    Illinois
Tricil (N.Y.), Inc.                                                           New York
Tri-State Recycling Services, Inc.                                            Illinois
Tri-State Refuse Corporation                                                  Arizona
Tri-State Refuse Equipment Sales & Service, Inc.                              Ohio
Turkey Creek Landfill TX, LP                                                  Delaware
Turnpike Leasing, Inc.                                                        Massachusetts
U.S. Disposal II                                                              Washington
United Waste Control Corp.                                                    Washington
United Waste Systems of Central Michigan, Inc.                                Michigan
Upper Rock Island County Landfill, Inc.                                       Illinois
USA Waste of Illinois, Inc.                                                   Illinois
VHG, Inc.                                                                     Minnesota
Vining Disposal Service, Inc.                                                 Massachusetts
Vinnie Monte's Waste Systems, Inc.                                            New York
Warner Hill Development Company                                               Ohio
Waste Associates, Inc.                                                        Washington
Wastehaul, Inc.                                                               Indiana
Waste Reclaiming Service, Inc.                                                Illinois
Wayne County Landfill IL, Inc.                                                Delaware
Williams County Landfill, Inc.                                                Ohio
WJR Environmental, Inc.                                                       Washington
Woodlake Sanitary Service, Inc.                                               Minnesota
World Sanitation Corporation                                                  New York
Yavapai Environmental Services, Inc.                                          Arizona
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